Exhibit 99.1

                      TRANSMITTAL OF FINANCIAL REPORTS AND
                        CERTIFICATION OF COMPLIANCE WITH
                UNITED STATES TRUSTEE OPERATING REQUIREMENTS FOR
                            THE PERIOD ENDED 09/28/02

IN RE:
                                     CASE NO:          01-44007 THROUGH 10-44015
                                                       -------------------------
                                     Chapter 11
Phar-Mor, Inc                        Judge:                   Judge Bodoh
----------------                                       -------------------------


As debtor-in-possession, I affirm:

1) That I have reviewed the financial statements attached hereto, consisting of:

                     Summary of Cash & Debt Activity                     Page 3
     ------------
                     Weekly Cash Summary                                 Page 4
     ------------
                     Accounts Receivable Rollforward                     Page 5
     ------------
                     Inventory Rollforward                               Page 6
     ------------
                     Accounts Payable Rollforward                        Page 7
     ------------
                     Officer & Director Pay                              Page 8
     ------------
                     Closed Bank Accounts                                Page 9
     ------------

and they have been prepared in accordance with normal and customary accounting practices, and fairly and accurately reflect the debtor's financial activity for the period stated;

2) That the insurance as described in Section 4 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases is in effect; and,

3) That all postpetition taxes as described in Sections 1 and 14 of the Operating Instructions and Reporting Requirements for Chapter 11 Cases are current.

4) No professional fees (attorney, accountant, etc.) have been paid without specific court authorization.

I hereby certify, under penalty of perjury, that the information provided herein is true and correct to the best of my information and belief.


Dated:      10/9/02                           /s/ Martin S. Seekely
        ------------------------             -----------------------------------
                                               Debtor-in-Possession


                                                Vice President and Chief
                                                   Financial Officer
                                             -----------------------------------
                                               Title

                                                330-740-2920
                                             -----------------------------------
                                                Phone



Phar-Mor, Inc
Lead Schedule(1)(2)

Summary of Cash and Debt Activity

                                                                 4-Weeks Ended
                                                                   09/28/2002
                                                              ---------------------
Cash Summary (3) (4)

Beginning Cash Balance                                                $ 49,132,762

+ Total Receipts                                                      $ 14,492,014
- Total Disbursements                                                   15,131,043
                                                              ---------------------
                   Net Cash Activity                                    $ (639,029)

Cash Balance before Debt                                              $ 48,493,733
Net Fleet Activity                                                               -
                                                              ---------------------
                 Ending Cash Balance                                  $ 48,493,733

Fleet Retail Finance Debt Activity Summary (4)
Beginning Revolver Balance                                                     $ -
+/- Total Facility Activity (5)                                                  -
                                                              ---------------------
             Ending Revolver Balance                                           $ -





Attached Schedules
Schedule Name                                                         Page
-------------                                                         ----
Schedule A - Weekly Cash Summary                                       4
Schedule B - Accounts Receivable Rollforward                           5
Schedule C - Inventory Rollforward                                     6
Schedule D - Accounts Payable Rollforward                              7
Schedule E - Officer and Director Pay                                  8
Schedule F - Closed Bank Accounts                                      9

(1) The Operating Report covers the period of September 1, 2002 through September 28,2002(end of fiscal September) unless otherwise noted
(2) All information in this monthly operating report includes all filing entities of Phar-Mor, Inc. Separate information is not available as financial information and cash activity is commingled among all filing entities.
(3) All cash information within the Operating Report excludes cash balances at stores, cash in transit from stores, cash balances in store depository accounts, or outstanding checks
(4) See Schedule A (Pg 4) for the weekly detail of cash and debt activity summarized on this page
(5) Includes borrowings, pay-downs, changes in letter of credit balances, and fees and adjustments made by Fleet

Phar-Mor, Inc
Schedule A-Weekly Cash Summary(1)

                                                                  September Cash Activity
                                            09/07/2002        09/14/2002         09/21/2002        09/28/2002             Total
                                        --------------------------------------------------------------------------------------------
Operating Cash Activity
+ Cash Receipts                                $ 1,483,618         $ 884,169           $ 12,158       $ 1,048,024       $ 3,427,969
+ Credit/Debit Card Receipts                     1,344,966           462,710                329                63         1,808,068
+ AR & 3rd Party Receipts                          595,610           792,373            895,002         1,358,637         3,641,622
+ Other Receipts (2)                             1,512,171         1,545,311          2,192,845           364,028         5,614,355
                                        --------------------------------------------------------------------------------------------
                      Total Receipts           $ 4,936,365       $ 3,684,563        $ 3,100,334       $ 2,770,752      $ 14,492,014

- AP & Vendor Payments                         $ 2,197,913         $ 544,657          $ 999,340         $ 434,056       $ 4,175,966
- Non-Merchandise Payments                       3,194,104         2,274,198          1,384,963           489,327         7,342,592
- Total Payroll                                  1,196,196           771,627          1,167,900           476,762         3,612,485
                                        --------------------------------------------------------------------------------------------
                 Total Disbursements           $ 6,588,213       $ 3,590,482        $ 3,552,203       $ 1,400,145      $ 15,131,043

                                        --------------------------------------------------------------------------------------------
Net Operating Cash Activity                   $ (1,651,848)         $ 94,081         $ (451,869)      $ 1,370,607        $ (639,029)
                                        --------------------------------------------------------------------------------------------

Pre-Debt Cash Summary
Beginning Cash Balance                        $ 49,132,762      $ 47,480,914       $ 47,574,995      $ 47,123,126      $ 49,132,762
+/- Net Cash Activity                           (1,651,848)           94,081           (451,869)        1,370,607          (639,029)
                                        --------------------------------------------------------------------------------------------
            Cash Balance before Debt          $ 47,480,914      $ 47,574,995       $ 47,123,126      $ 48,493,733      $ 48,493,733

Fleet Activity
+ Weekly Borrowings                                    $ -               $ -                $ -                                 $ -
- Weekly Paydown                                         -                 -                  -                                   -
                                        --------------------------------------------------------------------------------------------
                  Net Fleet Activity                   $ -               $ -                $ -               $ -               $ -

                                        --------------------------------------------------------------------------------------------
Cash Balance After Debt                       $ 47,480,914      $ 47,574,995       $ 47,123,126      $ 48,493,733      $ 48,493,733
                                        --------------------------------------------------------------------------------------------

Summary of Outstanding Debt
Beginning Revolver Balance (3)                         $ -               $ -                $ -               $ -               $ -
+/- Net Fleet Activity                                   -                 -                  -                 -                 -
+/- Fleet Fees & Adjustments                             -                 -                  -                 -                 -
+/- Changes in LOCs                                      -                 -                  -                 -                 -
                                        --------------------------------------------------------------------------------------------
          Ending Revolver Balance (3)                  $ -               $ -                $ -               $ -               $ -


(1) Based on the timing of checks clearing (no float)
(2) Includes proceeds received from asset sales (inventory, scripts files)

Phar-Mor, Inc
Schedule B-Accounts Receivable Rollforward(1)

                                                                         4-Weeks Ended
                                                                           09/28/2002
                                                               ----------------------------------
Rollforward


Beginning Balance as of 09/01/2002                                   $ 1,448,963

+ Sales on Account                                                     $ 131,179
- Collections/Adjustments                                               (660,237)
                                                               ------------------
             Net Change in Receivables                                $ (529,059)

Ending Receivables Balance                                             $ 919,905


Ending Balance Aging
                                                                    Balance        % of Total
                                                               ----------------------------------
0-30 Days                                                              $ 199,585           21.7%
31-60 Days                                                                15,927            1.7%
61-90 Days                                                                43,772            4.8%
Over 90 Days                                                             660,621           71.8%
                                                               ----------------------------------
                                 Total                                 $ 919,905          100.0%





(1) Accounts receivables relate to pharmacy 3rd party amounts owed and amounts owed from credit card companies




Phar-Mor Inc
Schedule C-Inventory Rollforward(1)

                                    Week Ended        09/07/2002    09/14/2002       09/21/2002      09/28/2002             Total
                                               ----------------------------------------------------------------  -------------------

Beginning Inventory                                        $ -             $ -              $ -             $ -                 $ -

Add:      Purchases                                          -               -                -               -                   -

Less:     Cost of Goods Sold                               $ -             $ -              $ -             $ -                 $ -
          COGS Adj-Vendor Markdwn                            -               -                -               -                   -
          COGS Adj-Dir Charge(add back)                      -               -                -               -                   -
          COGS-Other dist(not incl above)                    -               -                -               -                   -
          Damages                                            -               -                -               -                   -
          Returns to Vendor                                  -               -                -               -                   -
          Actual Shrinkage/Cycle Counts                      -               -                -               -                   -
          Closed Store Inventory (2)                         -               -                -               -                   -
                                               -----------------------------------------------------------------  ------------------
                              Total Deductions             $ -             $ -              $ -             $ -                 $ -

Ending Inventory (3)                                       $ -             $ -              $ -             $ -                 $ -


(1) Schedule includes inventory in the Distribution Center and in the stores
(2) Represents pharmacy and front-end inventory sold to third parties
(3) Ending inventory does not tie to financial statements. Difference relates to pre-closing adjustments made to inventory values prior to financial statement close



Phar-Mor, Inc
Schedule D-Accounts Payable Rollforward


                                                             4-Weeks Ended
                                                               09/28/2002
                                                   ----------------------------------
Rollforward


Beginning Balance as of 09/01/02 (1)                   $ (14,284,238)

+ New Credit                                             $ 5,144,052
- Checks Cut                                              (2,266,280)
- Wires Issued                                                     -
                                                   ------------------
                Net Change in Payables                   $ 2,877,772

Ending Payables Balance (2)                            $ (11,406,465)


Ending Balance Aging
                                                        Balance        % of Total
                                                   ----------------------------------
0-30 Days                                                $ 2,151,005          -18.9%
31-60 Days                                                  (464,733)           4.1%
61-90 Days                                                (8,930,784)          78.3%
Over 90 Days                                              (4,161,953)          36.5%
                                                   ----------------------------------
                                 Total                 $ (11,406,465)         100.0%



(1) Payables balance is zero on petition date per the automatic stay provision
(2) Debit balance is the result of "cash in advance" terms and deposits paid to vendors during the Operating Report period

Phar-Mor, Inc
Schedule E-Officer and Director Pay

                                09/07/2002        09/14/2002        09/21/2002         09/28/2002             Total
                             -------------------------------------------------------------------------  ------------------

Non-Officer                        $ 1,187,638         $ 763,069       $ 1,159,342          $ 468,204         $ 3,578,254
Officers                                 8,558             8,558             8,558              8,558              34,231
                             -------------------------------------------------------------------------  ------------------
Total Payroll                      $ 1,196,196         $ 771,627       $ 1,167,900          $ 476,762         $ 3,612,485


Phar-Mor, Inc
Schedule F-Closed Bank Accounts




Financial Institution                Entity                             Account Name                Account Number            Date

Bank One                             Phar-Mor, Inc., LLC                Phar-Mor 001                0930017752              09/24/02
PNC Bank                             Phar-Mor of Ohio, Inc.             Phar-Mor 002                00001132822             09/24/02
Bank One                             Phar-Mor, Inc., LLC                Phar-Mor 003                0400553449              09/24/02
First Nat'l Bank of PA               Phar-Mor, Inc., LLC                Phar-Mor 004                0655774904              09/24/02
First Union                          Phar-Mor, Inc., LLC                Phar-Mor 005                2090001409553           09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 009                00001923309             09/24/02
PNC Bank                             Phar-Mor of Ohio, Inc.             Phar-Mor 011                00001903615             09/24/02
Bank One                             Phar-Mor, Inc., LLC                Phar-Mor 017                0400056704              09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 019                00001927000             09/24/02
AmeriSer Financial                   Phar-Mor, Inc., LLC                Phar-Mor 025                0001086774              09/25/02
First Union                          Phar-Mor, Inc., LLC                Phar-Mor 036                2073553325089           09/24/02
First Nat'l Bank of PA               Phar-Mor, Inc., LLC                Phar-Mor 037                0663004004              09/24/02
PNC Bank                             Phar-Mor of Ohio, Inc.             Phar-Mor 041                00010005761             09/24/02
PNC Bank                             Phar-Mor of Ohio, Inc.             Phar-Mor 042                00001411709             09/24/02
Bank One                             Phar-Mor, Inc., LLC                Phar-Mor 046                0865109887              09/24/02
PNC Bank                             Phar-Mor of Ohio, Inc.             Phar-Mor 050                00001918219             09/24/02
Bank One                             Phar-Mor of Wisconsin, Inc.        Phar-Mor 051                0400391198              09/24/02
Bank One                             Phar-Mor of Ohio, Inc.             Phar-Mor 054                0789031243              09/24/02
PNC Bank                             Phar-Mor of Ohio, Inc.             Phar-Mor 057                00002454137             09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 065                00001203205             09/24/02
First Union                          Phar-Mor, Inc., LLC                Phar-Mor 103                2073553458985           09/24/02
First Union                          Phar-Mor, Inc., LLC                Phar-Mor 114                2000113402027           09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 115                00002000805             09/24/02
First Citizens                       Phar-Mor, Inc., LLC                Phar-Mor 124                004352317650            09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 129                00002363921             09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 130                00002134942             09/24/02
First Nat'l Bank & Trust             Phar-Mor, Inc., LLC                Phar-Mor 131                000067385               09/03/02
AmeriServ Financial                  Phar-Mor, Inc., LLC                Phar-Mor 134                0050050753              09/25/02
B B & T                              Phar-Mor, Inc., LLC                Phar-Mor 135                50318                   09/24/02
Bank One                             Phar-Mor of Ohio, Inc.             Phar-Mor 139                0840761662              09/24/02
First Union                          Phar-Mor, Inc., LLC                Phar-Mor 143                2074890478342           09/24/02
National City Bank                   Phar-Mor, Inc., LLC                Phar-Mor 148                07730141491             09/24/02
First Union                          Phar-Mor, Inc., LLC                Phar-Mor 151                2050000281615           09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 156                05080255531             09/24/02
First Union                          Phar-Mor, Inc., LLC                Phar-Mor 158                2073553897711           09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 163                00002054328             09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 164                01004383242             09/24/02
Bank One                             Phar-Mor of Ohio, Inc.             Phar-Mor 177                0400458292              09/24/02
First Union                          Phar-Mor, Inc., LLC                Phar-Mor 187                2073554014373           09/24/02
First Citizens                       Phar-Mor, Inc., LLC                Phar-Mor 192                004352317685            09/24/02
Bank One                             Phar-Mor, Inc., LLC                Phar-Mor 196                0840710271              09/24/02
First Citizens                       Phar-Mor, Inc., LLC                Phar-Mor 207                000342123610            09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 223                01004383234             09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 231                00011035823             09/24/02
First Citizens                       Phar-Mor, Inc., LLC                Phar-Mor 232                004352317693            09/24/02
Sky Bank                             Phar-Mor, Inc., LLC                Phar-Mor 251                4600646029              09/24/02
Bank One                             Phar-Mor of Ohio, Inc.             Phar-Mor 310                0480151636              09/24/02
South Side Trust                     Phar-Mor, Inc., LLC                Phar-Mor 355                0000082966              09/25/02
Soverign                             Pharmhouse Corp.                   Phar-Mor 397                11015365                09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 404                00010696793             09/24/02
PNC Bank                             Phar-Mor of Florida, Inc.          Phar-Mor 410                09032005763             09/24/02
PNC Bank                             Phar-Mor, Inc., LLC                Phar-Mor 600                01004385117             09/24/02
PNC Bank                             Phar-Mor of Virginia, Inc.         Phar-Mor 602                01004404517             09/24/02
Bank One                             Phar-Mor of Ohio, Inc.             Phar-Mor 606                0622976157              09/24/02

